[GRAPHIC OMITTED]










                                Croft-Leominster
                                  Income Fund

                                  ANNUAL REPORT

                                 April 30, 2002

                                                                  June 1st, 2002




Dear Shareholders:

     From 1/01/02 through 6/01/02 your Income Fund has increased 1.85%. The Fund's current yield is approximately 6.9% versus 4.96% for the 10-year Treasury and 5.54% for the 30-year Treasury.

     Corporate bond investors continue to hold a "wait and see" posture as they mull the possibility, timing, and ramifications of a Fed funds rate increase. The Fed funds rate now stands at 1.75% and hasn't been this low since the 3rd quarter of 1961. Although the easing cycle is over and we could receive a small rate increase as soon as this August, poor market visibility and an anemic recovery to date leave the timing and amount of the increase open to speculation.

     Our corporate bond portfolio is aimed at long-term bonds with attractive yields, hence buying issues now is difficult to justify and thus our cash position has grown. To augment our return on this cash position we have been buying high quality short-term commercial paper. We will reinvest the cash as opportunities arise during the course of the year.

     In response to current market conditions we have reduced our exposure of high yield bonds to only 12.3% of the total portfolio. We believe that higher quality bonds will hold their prices better than low quality bonds, especially given the current environment.

     As of June 1st, 2002 the Income Fund had the following characteristics: weighted yield to maturity of 6.9%, weighted average duration of 6.5, and weighted average maturity of 14.2 years. We continue to manage our credit risk through industry diversification and company analysis. We hold 69 corporate bond issues in 18 industries.

     Thank you for your investment in the Croft-Leominster Income Fund.

         With kindest regards,
         Sincerely,
         /s/ Kent Croft
         Kent Croft

                                [GRAPH OMITTED]


      Cumulative Performance Comparison $10,000 Investment Since Inception
      --------------------------------------------------------------------
                       as Plotted Against Lehman Brothers
                       ----------------------------------

                             CIF         Lehman Brothers
                             ---         ---------------
        5/1/1995         $10,000                 $10,000
       7/31/1995         $10,290                 $10,322
      10/31/1995         $10,859                 $10,608
       1/31/1996         $11,451                 $10,953
       4/30/1996         $11,017                 $10,731
       7/31/1996         $11,266                 $10,869
      10/31/1996         $11,818                 $11,224
       1/31/1997         $12,109                 $11,343
       4/30/1997         $12,178                 $11,420
       7/31/1997         $13,115                 $11,855
      10/31/1997         $13,319                 $12,065
       1/30/1998         $13,810                 $12,356
       4/30/1998         $13,925                 $12,471
       7/31/1998         $14,205                 $12,687
      10/30/1998         $13,893                 $13,197
       1/29/1999         $14,359                 $13,321
       4/30/1999         $14,330                 $13,263
       7/30/1999         $14,001                 $13,159
      10/29/1999         $14,072                 $13,326
       1/31/2000         $14,014                 $13,250
       4/28/2000         $13,985                 $13,466
       7/31/2000         $14,104                 $13,883
      10/31/2000         $14,149                 $14,244
       1/31/2001         $14,699                 $14,942
       4/30/2001         $14,795                 $15,166
       7/31/2001         $15,484                 $15,708
      10/31/2001         $15,942                 $16,464
       1/31/2002         $15,665                 $16,184
       4/30/2002         $15,834                 $16,300

================================================================================
  CROFT-LEOMINSTER INCOME FUND
================================================================================
                                                         Schedule of Investments
                                                                  April 30, 2002

Shares/Principal Value                                         Market Value
----------------------                                         ------------

 CLOSED END MUTUAL FUNDS  -  3.00%
 Taxable Bond Funds  -  3.00%
     6,200 Alliance World Dollar Gov't II Fund                  $ 66,092
     4,500 Salomon Brothers Worldwide Income Fund                 64,350
     9,600 Templeton Emerging Markets Income Fund                117,888
                                                                 -------
                                                                 248,330

 Total Closed End Mutual Funds (Cost $230,112)                 $ 248,330
                                                               =========

 PREFERRED STOCKS -  0.42%
     1,400 Oxy Capital Trust, 8.160%, 1/20/39                     34,874
                                                                  ------

 Total Preferred Stocks (Cost $35,000)                          $ 34,874
                                                                ========

 CORPORATE BONDS AND NOTES  -  70.78%
 Autos & Automotive Products  -  2.26%
    70,000 Ford Motor Co. Debentures, 8.900%, 2/15/32           $ 76,552
   100,000 Daimler Chrysler NA, 8.500% 1/18/31                   111,020
                                                                 -------
                                                                 187,572
 Cable TV & Cellular Telephone  -  7.85%
    80,000 Adelphia Communications Senior Notes,
           10.250%, 6/15/11                                       66,800
   185,000 CF Cable TV Inc. Senior Secured Notes,
           9.125%, 7/15/07                                       188,368
    75,000 Echostar Communications Corp. Senior Notes
           9.375%, 2/1/09                                         78,187
   125,000 GTE Corp. Debentures, 8.750%, 11/1/21                 137,500
   100,000 Tele-Communications, Inc. Notes, 7.875%,
           8/1/13                                                101,330
    80,000 Tele-Communications, Inc. Senior Debentures,
           8.750%, 2/15/23                                        78,768
                                                                  ------
                                                                 650,953
 Chemicals  -  7.43%
    65,000 ARCO Chemical Co. Debentures, 10.250%, 11/1/10         66,294
   150,000 ARCO Chemical Co. Debentures, 9.800%, 2/1/20          145,500
    75,000 Agrium, Inc. Debentures (Yankee), 7.800%, 2/1/27       65,805
    70,000 IMC Global, Inc. Senior Notes, 11.250%, 6/1/11         78,400
    30,000 IMC Global, Inc. Senior Debentures, 9.450%,
           12/15/11                                               30,333
    30,000 IMC Global, Inc. Debentures, 6.875%, 7/15/07           28,611


    The accompanying notes are an integral part of the financial statements.

================================================================================
  CROFT-LEOMINSTER INCOME FUND
================================================================================
                                                         Schedule of Investments
                                                                     (Continued)
                                                                  April 30, 2002


   60,000 Millennium American Senior Unsecured Debentures,
           7.625%, 11/15/26                                       48,600
    55,000 Praxair Inc. Debentures, 8.700%, 7/15/22               58,504
   100,000 Hanna MA Co. MTN 6.580%, 2/23/11                       93,900
                                                                  ------
                                                                 615,947
 Containers & Paper  -  4.54%
   150,000 Abitibi-Consolidated, Inc. Debentures, 7.400%,
           4/1/18                                                134,370
    45,000 Abitibi-Consolidated, Inc. Debentures, 7.500%,
           4/1/28                                                 39,267
    30,000 Abitibi-Consolidated, Inc. Debentures, 8.850%,
           8/1/30                                                 30,315
   175,000 Champion International Debentures, 7.625%, 9/1/23     172,463
                                                                 -------
                                                                 376,415
 Electric & Gas Utilities  -  2.51%
    40,000 Houston Lighting & Power, 1st Mortgage, 8.750%,
           3/1/22                                                 41,976
   115,000 Old Dominion Electric, 1st Mortgage, 8.760%,
           12/1/22                                               121,969
    50,000 Portland General Electric, 1st Mortgage, 7.750%
           4/15/23                                                44,265
                                                                  ------
                                                                 208,210
 Electronic Instruments and Controls  -  1.54%
    40,000 Arrow Electronics, Inc. Senior Debentures, 6.875%,
           6/1/18                                                 31,296
    60,000 Arrow Electronics, Inc. Debentures, 7.500%, 1/15/27    48,168
    50,000 Thomas & Betts Corp. Notes, 8.250%, 1/15/04            47,715
                                                                  ------
                                                                 127,179
 Energy and Energy Services  -  8.59%
    85,000 Anderson Exp. LTD. 6.750%, 3/15/11                   $ 83,538
    65,000 Global Marine, Inc., Notes, 7.000%, 6/1/28             58,377
    50,000 Magnum Hunter Res., Senior Notes, 10.000% 6/1/07       52,375
   135,000 Mariner Energy Corp. Senior Subordinated Notes,
           10.5%, 8/1/06                                         128,250
   100,000 Mobil Corp. Debentures, 8.000%, 8/12/32               104,840
   240,000 Occidental Petroleum, Senior Debentures, 7.200%,
           4/1/28                                                244,776
    50,000 YPF Sociedad Anonima, Notes, 8.000%, 2/15/04           39,500
                                                                  ------
                                                                 711,656
 Environmental Service/Pollution Control  -  0.63%
    50,000 Waste Management, Inc. Debentures, 7.650%, 3/15/11     52,055
                                                                  ------

 Financial Services -  7.84%
   100,000 Ace Capital Trust II, 9.700%, 4/1/30                  119,020
    95,000 Aetna, Inc. Debentures, 7.250%, 8/15/23                97,783
   100,000 Capital One Bank Senior Notes, 8.250%, 6/15/05        104,130
    60,000 CIGNA Corp. Debentures, 7.875%, 5/15/27                64,716


    The accompanying notes are an integral part of the financial statements.

================================================================================
  CROFT-LEOMINSTER INCOME FUND
================================================================================
                                                         Schedule of Investments
                                                                     (Continued)
                                                                  April 30, 2002

    50,000 CSC Holdings, Inc. Senior Notes, 7.875%, 12/15/07      48,935
   105,000 Lincoln National Corp. Debentures, 9.125%, 10/1/24    114,198
    85,000 Nationwide Mutual Insurance Notes, 7.500%, 2/15/24 80,843 20,000 Washington Mutual Cap Company Guarantee, 8.375%,
           6/1/27                                                 20,482
                                                                  ------
                                                                 650,107
 Food and Drug Producers  -  1.65%
    80,000 Borden, Inc. Sinking Fund Debentures, 9.250%, 6/15/19  54,200
    90,000 Tyson Food, Inc. Notes, 7.000%, 01/15/28               82,422
                                                                  ------
                                                                 136,622
 Gas & Gas Transmission  -  1.19%
   100,000 KN Energy, Inc. Debentures , 7.250%, 3/1/28            98,630
                                                                  ------

 Hotels & Motels  -  2.61%
   250,000 ITT Corp. (New) Debentures , 7.750%, 11/15/25         216,475
                                                                 -------

 Industrial Goods  -  2.81%
    75,000 Cummins Engine Company, Inc. Debentures (Puts),
           6.750%, 2/15/27                                        71,580
    50,000 Terex Corp. Company Guarantee, 8.875%, 4/1/08          52,125
    50,000 Tyco International Group, SA Company Guarantee,
           5.800%, 8/1/06                                         41,625
    50,000 Tyco International Group, SA Company Guarantee,
           6.875%, 1/15/29                                        37,195
    35,000 Tyco International LTD, Debentures, 6.375%, 1/15/04    30,653
                                                                  ------
                                                                 233,178
 Media & Entertainment  -  7.50%
   200,000 CBS, Inc. Senior Debentures, 8.875%, 6/1/22           208,040
   345,000 Time Warner, Inc. Debentures, 9.150%, 2/1/23          367,839
    45,000 Time Warner Entertainment Senior Debentures, 8.375%,
           3/15/23                                                45,571
                                                                  ------
                                                                 621,450
 Metals & Mining  -  1.53%
   130,000 Phelps Dodge Corp. Senior Notes, 9.500%, 6/1/31       126,867
                                                                 -------

 Miscellaneous Consumer Goods & Services  -  3.08%
    10,000 Eastman Kodak Co. Notes, 9.375%, 3/15/03               10,367
    85,000 GATX Capital Corp. Notes, 7.750%, 12/6/06              81,651
    50,000 Proctor & Gamble Co. Debentures, 7.375%, 3/1/23        52,830
   100,000 Tenneco Packaging, Inc. Debentures, 8.125% 6/15/17    110,470
                                                                 -------
                                                                 255,318
 Printing & Publishing  -  1.94%
   165,000 News America Holdings, Inc. Senior Debentures, 7.750%,
           2/1/24                                                160,760
                                                                 -------

 Retail Stores  -  0.61%
    55,000 Albertson's, Inc. Notes, 6.520%, 4/10/28               50,330
                                                                  ------

 Semiconductors  -  0.39%
    30,000 Flextronics Intl., LTD. Senior Subordinated Notes,
           9.875, 7/1/10                                          32,400
                                                                  ------

 Technology  -  1.12%
    50,000 Bellsouth Telecommunications Debentures, 7.875%,
           8/1/32                                                 51,670
    50,000 Lucent Technologies Notes, 7.250%, 7/15/06             40,750
                                                                  ------
                                                                  92,420
 Telephones & Communications  -  3.16%
   115,000 Motorola, Inc. Debentures 6.500%, 11/15/28             91,436
    15,364 Nynex Corp. Amortized Debentures, 9.550%, 5/1/10       17,457
    40,000 U.S. WEST Communications Corp. Notes, 6.375%,
           10/15/02                                               39,304

    The accompanying notes are an integral part of the financial statements.

================================================================================
  CROFT-LEOMINSTER INCOME FUND
================================================================================
                                                         Schedule of Investments
                                                                     (Continued)
                                                                  April 30, 2002

 135,000 U.S. WEST Communications Group Debentures, 8.875%,
           6/1/31                                                113,494
                                                                 -------
                                                                 261,691

 Total Corporate Bonds and Notes (Cost $5,876,844)            $5,866,235
                                                              ==========

 COMERCIAL PAPER  -  20.51%
   300,000 AIG Funding, Inc. 1.770%, 5/8/2002                    300,000
   200,000 American Express Credit Corp. 1.760%, 5/22/02         200,000
   300,000 Ford Motor Credit Company 1.980%, 5/20/02             300,000
   100,000 General Electric Corp. 1.772%, 5/16/02                100,000
   200,000 General Electric Capital Corp. 1.780%, 5/8/02         200,000
   300,000 Ford Motor Credit Company 1.980%, 5/20/02             300,000
   100,000 General Motors Capital Acceptance Corp. 2.020%,
           5/6/02                                                100,000
   100,000 John Dear Credit Corp.  1.913%, 5/20/02               100,000
   100,000 Sears Roebuck Corp. 2.000%, 5/22/02                   100,000
                                                                 -------
                                                               1,700,000

 Total Comercial Paper (Cost $1,700,000)                      $1,700,000
                                                              ==========

 CASH AND EQUIVALENTS
 Short Term Investments  -  3.38%
   279,776 U.S. Bank First American Treasury Obligation,
           1.340%, (Cost $279,776)                              $279,776
                                                                 -------

TOTAL INVESTMENTS  (Cost $8,121,732)  98.09%                   8,129,215


OTHER ASSETS LESS LIABILITIES -  1.91%                           158,241
                                                                 -------

NET ASSETS  - 100.00%                                         $8,287,456
                                                              ==========


    The accompanying notes are an integral part of the financial statements.

================================================================================
 CROFT-LEOMINSTER INCOME FUND
================================================================================
                                             Statement of Assets and Liabilities
                                                                  April 30, 2002



Assets:
     Investment Securities at Market Value                       $ 8,129,215
          (Identified Cost  $8,121,732)
     Cash                                                             13,196
     Receivables:
          Interest                                                   148,085
          Due from Advisor                                            24,472
                                                                      ------
               Total Assets                                        8,314,968
                                                                   ---------
Liabilities:
     Shareholder Redemptions                                           4,000
     Accrued Expenses                                                 23,512
                                                                      ------
               Total Liabilities                                      27,512
                                                                      ------
Net Assets                                                       $ 8,287,456
                                                                 ===========

Net Assets Consist of:
     Capital Paid In                                             $ 9,241,487
     Accumulated Realized Gain (Loss) on Investments - Net          (961,514)
     Unrealized Appreciation/(Depreciation) in Value
          of Investments Based on Identified Cost - Net                7,483
                                                                       -----
Net Assets for  Shares Outstanding                               $ 8,287,456
                                                                 ===========

Per Share Net Asset Value and Redemption Price                        $ 9.23
           ($8,287,456/897,587 shares)

================================================================================
 CROFT-LEOMINSTER INCOME FUND
================================================================================
Statement of Operations


                                                           For the year
                                                               ended
                                                          April 30, 2002
                                                          --------------
Investment Income:
     Dividends                                               $ 36,810
     Interest                                                 558,039
                                                              -------
          Total Investment Income                             594,849
Expenses:
    Advisory fees (Note 3)                                     63,918
    Transfer agent & Accounting fees                           21,697
    Legal fees                                                 11,621
    Audit fees                                                 11,167
    Registration fees                                           8,500
    Printing expense                                            7,361
    Custody fees                                                7,081
    Insurance expense                                           5,308
    Administration fees                                         4,934
    Other                                                       1,392
                                                                -----
          Total Expenses                                      142,979
                                                              -------

           Less: Advisory fees waived (Note 3)                (53,980)
                                                              --------
           Net Expenses                                        88,999
                                                               ------

Net Investment Income                                         505,850
                                                              -------

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                     (139,760)
     Unrealized Appreciation (Depreciation) on Investments    172,802
                                                              -------
Net Realized and Unrealized Gain (Loss) on Investments         33,042
                                                               ------

Net Increase (Decrease) in Net Assets from Operations       $ 538,892
                                                            =========

================================================================================
 CROFT-LEOMINSTER INCOME FUND
================================================================================
Statement of Changes in Net Assets

                                               For the year        For the year
                                                  ended               ended
                                              April 30, 2002      April 30, 2001
                                              --------------      --------------
Operations:
     Net investment income (loss)               $ 505,850           $ 609,783
     Net realized gain (loss) on investment
         transactions                            (139,760)           (632,960)
     Net unrealized appreciation
         (depreciation) on investments            172,802             437,807
                                                  -------             -------
     Net increase (decrease) in net assets
         resulting from operations                538,892             414,630

Dividends and Distributions to Shareholders From:
     Net investment income                       (523,219)           (599,690)
     Return of capital                            (28,471)                  0
                                                  --------                 --
     Net change in net assets from
         Distributions                           (551,690)           (599,690)

Capital Share Transactions:
     Proceeds from sale of shares                 550,467             537,825
     Shares issued on reinvestment of
       dividends                                  417,291             455,028
     Cost of shares redeemed                     (346,506)         (1,285,765)
                                                 ---------         -----------
Net Increase (Decrease) from Shareholder
    Activity                                      621,252            (292,912)

Net Assets:
Net increase (decrease)  in net assets            608,454            (477,972)
Beginning of year                               7,679,002           8,156,974
                                                ---------           ---------
End of year ( including accumulated
    undistributed net investment income of
    $0, and $17,369, respectively)            $ 8,287,456         $ 7,679,002
                                              ===========         ===========

Share Transactions:
     Shares sold                                   58,381              57,419
     Shares issued on reinvestment of
       dividends                                   44,449              49,531
     Shares redeemed                              (36,503)           (140,236)
                                                  --------           ---------
Net increase (decrease) in shares                  66,327             (33,286)
Outstanding at beginning of period                831,260             864,546
                                                  -------             -------
Outstanding at end of period                      897,587             831,260
                                                  =======             =======


    The accompanying notes are an integral part of the financial statements.

================================================================================
 CROFT-LEOMINSTER INCOME FUND
================================================================================
                                                            Financial Highlights
                                                                  April 30, 2002

Selected data for a share outstanding throughout the period.

                                   Year     Year      Year      Year      Year
                                   Ended    Ended     Ended    Ended      Ended
                                  4/30/02  4/30/01   4/30/00  4/30/99    4/30/98
                                  -------  -------   -------  -------    -------

Net Asset Value at Beginning
    of Period                     $ 9.24   $ 9.43   $ 10.47   $ 10.95   $ 10.40
Net Investment Income               0.59     0.72      0.76      0.77      0.81
Net Gains or Losses on Securities
     (Realized and Unrealized)      0.04    (0.20)    (1.02)    (0.46)     0.65
                                    ----    ------    ------    ------     ----
     Total from Investment
       Operations                   0.63     0.52     (0.26)     0.31      1.46
                                    ----     ----     ------     ----      ----
Dividends (From Net Investment
    Income)                       (0.61)   (0.71)    (0.78)    (0.76)    (0.78)
Distributions (From Capital
    Gains)                         0.00     0.00      0.00     (0.03)    (0.13)
Return of Capital                 (0.03)    0.00      0.00      0.00      0.00
                                  ------    ----      ----      ----      ----
     Total Distributions          (0.64)   (0.71)    (0.78)    (0.79)    (0.91)
                                  ------   ------

Net Asset Value at  End of
    Period                       $ 9.23   $ 9.24    $ 9.43   $ 10.47   $ 10.95
                                 ======   ======    ======   =======   =======

Total Return                       6.91%    5.78 %   (2.40)%    2.91 %   14.36 %

Ratios/Supplemental Data:
      Net Assets at End of
        Period (Thousands)      $ 8,287  $ 7,679   $ 8,157  $ 10,121   $ 9,890
Ratio of Expenses to Average
      Net Assets before
        reimbursement              1.76 %   1.91 %    1.79 %    1.78 %    1.59 %
Ratio of Expenses to Average
      Net Assets after
        reimbursement              1.10 %   1.10 %    1.10 %    1.10 %    1.10 %
Ratio of Net Investment Income
  to Average
      Net Assets before
        reimbursement              5.57 %   6.92 %    6.97 %    6.47 %    6.90 %
Ratio of Net Investment Income
  to Average
      Net Assets after
        reimbursement              6.23 %   7.73 %    7.66 %    7.15 %    7.38 %
Portfolio Turnover Rate           23.80 %  12.33 %    5.87 %   13.45 %   15.62 %



    The accompanying notes are an integral part of the financial statements.

CROFT-LEOMINSTER INCOME FUND
================================================================================
================================================================================
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  APRIL 30, 2002


Note 1. Organization
The Croft-Leominster Income Fund (the "Fund"), is a managed portfolio of the Croft Funds Corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund is one of a series of Funds of the Croft Funds Corporation, which also includes the Croft Leominster Value Fund. It was organized in 1994 to succeed to the business of Croft-Leominster Inc.'s Leominster Income Limited Partnership, an investment company organized as a limited partnership which commenced operations January 1, 1992 for the purpose of investing the partners' capital in securities under professional investment management. This succession occurred on May 4, 1995 when the partnership's net assets aggregating $3,175,041 were transferred to the Croft-Leominster Income Fund in exchange for 317,504 shares of the Fund's capital stock. The Croft-Leominster Income Fund seeks a high level of current income with moderate risk of principal by investing primarily in a diversified portfolio of investment grade fixed-income securities.

Note 2.  Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at their last quoted sales price. Investments for which have no sale is reported are valued at their last bid price. When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale and bid prices. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, unless the Board of Directors determine that the amortized cost doesn't reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors.

Federal Income Taxes: The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision for income taxes is required. Federal income tax loss carryfowards generated in prior years will be used to offset a portion of current year's net realized gains.

CROFT-LEOMINSTER INCOME FUND
================================================================================
================================================================================
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  APRIL 30, 2002

Other: The Fund follows industry practice and records security transaction on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Fund. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Note 3. Investment Advisory Fee and Other Transactions with Affiliates The Fund retains Croft-Leominster Inc. (the "Advisor") as its Investment Advisor. Under the terms of the management agreement, the Advisor provides portfolio management and makes day-to-day investment decisions for the Fund. For its services as Advisor, the Fund pays a fee, computed daily and payable monthly at the annual rate of .79% of the Fund's average daily net assets. For the year ended April 30, 2002, the Advisor earned $63,918. Through the year ended April 30, 2002, the Advisor guaranteed that the overall expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) would not exceed an annual rate of 1.10% of the Fund's average net assets. As a result, for the fiscal year ended April 30, 2002, the Advisor waived $53,980 of the advisory fee.

Pursuant to a plan of Distribution, the Fund pays a distribution fee of up to ..25% of the average daily net assets to broker-dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance. The Croft Funds Corporation elected to suspend the 12b-1 fee for the Fund on August 23, 1995. The 12b-1 fee will be suspended into the foreseeable future; however, the Croft Funds Corporation reserves the right to terminate the waiver and reinstate the 12b-1 fee at any time in its sole discretion.

Certain Directors and officers of the Corporation are "interested persons" (as defined in the Investment Company Act of 1940) of the Corporation. Each "non-interested" Director is entitled to receive an annual fee of $500 plus expenses for services related to the Corporation.

CROFT-LEOMINSTER INCOME FUND
================================================================================
================================================================================
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  APRIL 30, 2002

Note 4. Capital Share Transactions
At April 30, 2002, there were 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation, and capital paid-in amounted to $9,241,487 for the Fund.

Note 5. Investments
For the fiscal year ended April 30, 2002, the cost of purchases and the proceeds from the sales, other than short-term securities, aggregated $1,633,906 and $2,787,199, respectively. As of April 30, 2002, the gross unrealized appreciation for all securities totaled $281,811 and the gross unrealized depreciation for all securities totaled $274,328, for an unrealized appreciation of $7,483. The aggregate cost of securities for federal income tax purposes at April 30, 2002 was $8,121,732.

Note 6. Distributions to Shareholders
The Fund makes distributions quarterly. During the fiscal year ended April 30, 2002, distributions of $0.61 aggregating $523,219 were declared from net investment income, and distributions of $.03 aggregating $28,471 were declared as return of capital.

Note 7. Loss Carryforwards
At April 30, 2002, the Fund had available for federal income tax purposes an unused capital loss carryforward of $914,352, of which $141,632 expires in 2008, $632,960 expires in 2009, and $139,760 expires in 2010. Capital loss carryforwards are available to offset future gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset, will not be distributed to shareholders.

                          INDEPENDENT AUDITOR'S REPORT


To the Shareholders and
Board of Directors
Croft-Leominster Income Fund:

We have audited the accompanying statement of assets and liabilities of the Croft-Leominster Income Fund (one of a series constituting the Croft Funds Corporation), including the schedule of portfolio investments, as of April 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of April 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Croft-Leominster Income Fund of the Croft Funds Corporation as of April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/McCurdy & Associates CPA's, Inc.
-----------------------------------
McCurdy & Associates CPA's, Inc.
Westlake, Ohio
May 9, 2002

                Information Regarding Directors and Officers

The Board of Directors supervises the business activities of the Corporation. Each Director serves as a Director until the termination of the Director unless the Director dies, resigns, retires or is removed.

The following table provides information regarding each Director who is not an "interested person" of the Corporation, as defined in the Investment Company Act of 1940.

                 Principal
                 Occupation(s)
                 During last                          Other
                 five years             Number of     Directorships
Name,            and Position           Portfolios    held by           Lenth of
Age and          held with              Overseen by   Director or       Time
Address          Corporation            Director      Officer           Served
-------          -----------            --------      -------           ------
--------------------------------------------------------------------------------
Kent G. Croft,   Director, President,                 Croft- Leominster
(02/26/63),      and Secretary of the      2          Inc., Wildfowl      7
1317 Walnut Hill Corporation, President,              Trust of North    Years
Lane Ruxton MD,  Croft-Leominster, Inc.               America, St.
21204            since 1989.                          Paul's School

--------------------------------------------------------------------------------
George D.        Chairman of the
Edwards, II      Board, Partner of         2          None                7
(10/22/37)       the Omega Organization                                 Years
1016 Rolandvue   Inc. since 1995.
Baltimore MD,    President and Chief
21204            Executive Officer
                 Hottman Edwards
                 Advertising, Inc.
                 (advertising agency),
                 1971-1995

--------------------------------------------------------------------------------
Frederick S.     Director of the
Billig           Corporation. Chief        2         None                 7
(02/28/33)       Scientist and                                          Years
15020 Rolling    Associate Supervisor,
Hills Drive      Johns Hopkins University
Glenwood MD      Applied Physics Lab
21204            Since 1987; President,
                 Pyrodyne, Inc.

--------------------------------------------------------------------------------
L. Gordon Croft  Vice President of the               Croft-
(10/27/32),      Corporation. Vice         2         Leominster           7
7503 Club Road   President, Chief                    Inc.               Years
Ruxton MD,       Investment Officer and
21204            Director of Croft-
                 Leominster, Inc.
                 since 1989.

--------------------------------------------------------------------------------
Charles Jay      Director of the           2         Orion Safety
McLaughlin       Corporation. Vice                   Products             3
(09/20/62)       President Retail Sales,                                Years
28320 St.        Orion Safety Products as
Michaels Road    of January 1, 1998. Vice
Easton MD,       President Marine
21601            Division, Orion Safety
                 Products (1996-1998)
                 Attorney, Oppenheimer
                 Wolff & Donnelly (law
                 firm, 1989-1995).

--------------------------------------------------------------------------------


The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-551-0990.

                                [GRAPHIC OMITTED]


                                 1-800-746-3322

           This report is provided for the general information of the shareholders of the Croft-Leominster Income Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective
                                   prospectus.

                                [GRAPHIC OMITTED]










                                Croft-Leominster
                                   Value Fund

                                  ANNUAL REPORT

                                 April 30, 2002

                                                                  June 1st, 2002





Dear Shareholder:

     From 1/01/02 through 6/01/02, your Croft-Leominster Value Fund has declined -3.6%. Over the same period the S&P 500 Index declined -6.5%. For the period beginning 1/01/00 and ending 6/01/01 the Value Fund increased +9.0% and the S&P 500 declined -25.1%.

     The Stock Market had another trying year in 2001 with technology and telecom issues posting the largest losses. The NASDAQ continued its downward slide losing -17.2% since 12/31/01 in adding to its total -60.3% drop since the beginning of 2000. We continue to search for companies with solid operating histories, cash flow, and earnings outlook. Additionally, we look for firms with low price to book values, low downside risk, and above average long-term appreciation potential. As of June 1st, 2002 the Value Fund had the following characteristics.


                                    Value Fund                     S&P 500 Index
                                    ----------                     -------------
Estimated 2002 Price/Earnings           15.3x                           21.8x
Estimated Growth Rate                   10.6%                            8.5%
Yield                                    1.3%                            1.4%


     SPX Corp. continues to be our largest holding and we believe it has a strong future. SPX's CEO John Blystone, one of three managers considered for replacing Jack Welch at GE, has considerable experience motivating employees and executing strategic initiatives designed for superior performance. Since he took over as CEO in 1995, sales have increased five-fold to nearly $5 billion annually. SPX also produces a cash flow approximately equal to its net income providing a testament to the quality of their earnings. While its EPS is projected to grow 16% next year, SPX is trading at a considerable discount to the Diversified Industrial Manufacturers Index (DIMI).

     Washington Mutual (WM), formerly one of our largest holdings, was recently eliminated from the portfolio due to a changing interest rate environment. We believe that the end of the federal reserves easing cycle and the possibility of an interest rate tightening would have a detrimental effect on both WM's spreads and earnings power.

     One feature of the Fund to which we pay particular attention to is the tax effect of capital gains on our shareholders. During the last three years, the Value Fund has been as high as 98% tax efficient (94% for 3 yrs. through 5/31/02). This means that by and large the Fund's gains are not being passed on to you in the form of fiscal year-end capital gains taxes. This also means that our return figures are only minimally adjusted to accurately reflect your actual after-tax returns. When possible, we will continue to take steps to minimize capital gains.


     Thank you for your investment in the Croft-Leominster Value Fund.


                 Sincerely,


                 /s/Kent Croft
                 Kent Croft

                                 [GRAPH OMITTED]

      Cumulative Performance Comparison $10,000 Investment Since Inception
      --------------------------------------------------------------------
                as Plotted Against the S&P 500 and Russell 2000
                -----------------------------------------------



                         CVF         S&P 500         RUSSELL 2000
                         ---         -------         ------------
        5/1/1995     $10,000         $10,000              $10,000
       7/31/1995     $10,300         $10,782              $10,820
      10/31/1995     $10,490         $11,224              $10,856
       1/31/1996     $11,513         $12,348              $11,714
       4/30/1996     $11,856         $12,765              $12,479
       7/31/1996     $11,564         $12,562              $11,973
      10/31/1996     $12,848         $13,926              $12,982
       1/31/1997     $14,209         $15,600              $14,346
       4/30/1997     $14,071         $15,967              $14,298
       7/31/1997     $17,146         $19,097              $16,898
      10/31/1997     $17,958         $18,394              $17,811
       1/30/1998     $17,479         $19,796              $18,279
       4/30/1998     $20,139         $22,521              $20,270
       7/31/1998     $17,845         $22,789              $17,919
      10/30/1998     $16,000         $22,434              $16,440
       1/29/1999     $17,320         $26,219              $17,019
       4/30/1999     $20,024         $27,432              $17,162
       7/30/1999     $19,579         $27,380              $17,895
      10/29/1999     $18,354         $28,188              $16,558
       1/31/2000     $18,377         $28,918              $16,707
       4/28/2000     $19,868         $30,202              $17,917
       7/31/2000     $20,911         $29,838              $18,974
      10/31/2000     $21,749         $29,890              $19,638
       1/31/2001     $22,876         $28,652              $21,896
       4/30/2001     $22,373         $26,286              $22,509
       7/31/2001     $22,901         $25,482              $22,484
      10/31/2001     $19,384         $22,296              $19,859
       1/31/2002     $21,008         $23,777              $22,406
       4/30/2002     $21,020         $22,656              $23,685

================================================================================
  CROFT-LEOMINSTER VALUE FUND
================================================================================
                                                         Schedule of Investments
                                                                  April 30, 2002

 Shares                                                  Market Value

 COMMON STOCK  -  94.86%

 Auto & Truck Manufacturers  -  1.31%
    1,500 Ingersoll-Rand Company Limited                  $ 74,925
                                                          --------

 Banks, Savings & Loans and Brokers -  3.16%
    1,500 Bank of America                                  108,720
    1,100 Bank United Corp.*                                    88
    1,900 Wachovia Corp.                                    72,276
                                                            ------
                                                           181,084
 Biotechnology & Drugs -  3.45%
      555 Amerisource Bergen Corp.                          43,013
    2,000 Bristol Myers Squibb Co.                          57,600
    1,700 Wyeth                                             96,900
                                                            ------
                                                           197,513
 Building and Construction  -  1.30%
    1,600 Stanley Works                                     74,368
                                                            ------

 Capital Equipment  -  11.20%
    1,400 Eaton Corp.                                      118,454
    5,200 FMC Corp.*                                       201,240
    7,408 Honeywell International, Inc.                    271,725
    2,000 Terex Corp.*                                      50,100
                                                            ------
                                                           641,519
 Chemicals -  2.37%
    1,800 Dow Chemical Company                              57,240
    1,000 Eastman Chemical Company                          44,100
      600 Praxair, Inc.                                     34,260
                                                            ------
                                                           135,600
 Communications Equipment  -  0.84%
   10,500 Lucent Technologies, Inc. *                     48,300
                                                          ------

 Conglomerates  -  3.90%
    1,000 Raytheon Co.                                      42,300
      578 3M Company                                        72,712
    2,200 Textron, Inc.                                    108,196
                                                           -------
                                                           223,208

* Non-Income Producing Securities

    The accompanying notes are an integral part of the financial statements.

 Consumer Nondurables  -  0.63%
      400 Procter & Gamble Co.                              36,104
                                                            ------

 Consumer Services  -  1.31%
    2,458 Viad Corp.                                        74,920
                                                            ------

 Containers & Paper  -  1.17%
    1,500 Packaging Corp. of America*                       29,625
    1,800 Pactiv Corp.*                                     37,206
                                                            ------
                                                            66,831
 Financial Services  -  7.43%
    1,400 Capital One Financial Corp.                       83,846
    5,120 Citigroup, Inc.                                  221,696
      600 PartnerRe Holdings, LTD.                          32,388
    4,100 Stillwell Financial, Inc.                        87,576
                                                           -------
                                                           425,506
 Food Processing  -  0.51%
    1,400 Smithfield Foods, Inc. *                          29,540
                                                            ------

 Health Care -  1.82%
      800 Becton Dickinson & Co.                            29,736
    2,800 Healthsouth Corp *                                42,280
      800 McKesson Corporation                              32,312
                                                            ------
                                                           104,328
 Hotels and Motels  -  1.72%
    2,600 Starwood Hotels & Resorts, Inc.                   98,280
                                                            ------

 Insurance -  9.74%
    4,200 ACE Ltd.                                         182,784
    1,900 Hartford Financial Services Group, Inc.          131,670
    2,443 Lincoln National Corp.                           117,020
    1,200 Principal Financial Group *                       33,360
    2,900 Prudential Financial Inc. *                       93,090
                                                            ------
                                                           557,924
 Materials  -  0.58%
    1,100  Engelhard Corp.                                  33,462
                                                            ------

 Media & Entertainment -  4.01%
    3,400 Cablevisions Systems NY Group- Class A *          79,900
    1,182 Clear Channel Communications, Inc.*               55,495
      800 Fox Entertainment Group, Inc.*                    18,880
    1,599 Viacom, Inc. Cl-B*                                75,313
                                                            ------
                                                           229,588
 Multi-Industry -  10.86%
    3,412 SPX Corp.*                                       459,426
    8,800 Tyco International Ltd.                          162,360
                                                           -------
                                                           621,786
 Paper & Paper Products -  5.70%
    6,000 Abitibi Consolidated Inc.                         54,000
    3,900 Boise Cascade Corp.                              132,093
    8,661 Smurfit-Stone Container Corp.*                   140,655
                                                           -------
                                                           326,748
 Pharmaceutical  -  4.28%
      680 Amgen, Inc. *                                     35,958
      600 Johnson & Johnson                                 38,316


* Non-Income Producing Securities

    The accompanying notes are an integral part of the financial statements.

    1,100 Pfizer, Inc.                                      39,985
    4,800 Schering-Plough Corp.                            131,040
                                                           -------
                                                           245,299
 Retail  -  6.44%
      700 BJ's Wholesale Club, Inc. *                       31,241
    4,600 Lowes Companies, Inc.                            194,534
    2,200 Radioshack Corp.                                  68,640
    1,700 Target Corp.                                      74,205
                                                            ------
                                                           368,620
 Semiconductors  -  0.09%
      338 Mykrolis Corp *                                    4,982
                                                             -----

 Technology - 2.57%
    1,650 Axcelis Technologies*                             23,760
    2,000 AOL Time Warner, Inc. *                           38,040
      698 Flextronics International Ltd.*                    9,667
      200 International Business Machines Corp.             16,752
      500 Millipore Corp.*                                  19,975
    1,900 Storage Technology Corp.*                         39,102
                                                            ------
                                                           147,296
 Transportation -  0.82%
    3,025 CP Ships Ltd.                                     30,704
    1,025 Kansas City Southern Industries, Inc.*            16,400
                                                            ------
                                                            47,104
 Utilities  -  7.32%
    4,600 CMS Energy Corp.                                  89,056
    2,800 Conoco, Inc.                                      78,540
    1,600 Devon Energy Corp.                                78,896
    2,530 EnCana Corporation                                79,569
    2,751 FMC Technologies, Inc. *                          62,585
    2,200 Vintage Petroleum, Inc.                           30,360
                                                            ------
                                                           419,006
 Closed-End Mutual Funds  -  0.33%
      700 The India Fund, Inc.                               7,378
    1,013 Jardine Fleming India Fund*                        7,800
      350 Morgan Stanley India Investment Fund               3,486
                                                             -----
                                                            18,664

 TOTAL FOR COMMON STOCK  (Cost $4,393,513)               5,432,505
                                                         =========

 Money Market Funds -  5.50%
  315,219 First American Treasury Obligation Fund
          1.34% (Cost $ 315,219)                           315,219
                                                           -------

TOTAL INVESTMENTS   100.36%                              5,747,724
          (Identified Cost  $4,708,732)

LIABILITIES IN EXCESS OF OTHER ASSETS-   (.36)%            (20,483)
                                                           --------

NET ASSETS  - 100.00%                                   $5,727,241
                                                        ==========

* Non-Income Producing Securities

    The accompanying notes are an integral part of the financial statements.

================================================================================
 CROFT-LEOMINSTER VALUE FUND
================================================================================
                                             Statement of Assets and Liabilities
                                                                  April 30, 2002



Assets:
     Investment Securities at Market Value              $ 5,747,724
          (Identified Cost  $4,708,732)
     Receivables:
          Dividends and Interest                              1,730
          Prepaid Insurance                                     365
          Securities Sold                                    18,170
                                                             ------
               Total Assets                               5,767,989
                                                          ---------
Liabilities:
     Accrued Expenses                                        13,785
     Payable to Custodian Bank                               26,963
                                                             ------
               Total Liabilities                             40,748
                                                             ------
Net Assets                                              $ 5,727,241
                                                        ===========

Net Assets Consist of:
     Capital Paid In                                      4,682,569
     Accumulated Undistributed Realized Gain
       (Loss) on Investments - Net                            5,680
     Unrealized Appreciation/(Depreciation) in
       Value of Investments Based on Identified
       Cost - Net                                         1,038,992
                                                          ---------
Net Assets for 331,980 Shares Outstanding                 5,727,241
                                                          =========

Offering Price Per Share                                      17.25
           ($5,727,241/331,980 shares)



    The accompanying notes are an integral part of the financial statements.

================================================================================
 CROFT-LEOMINSTER VALUE FUND
================================================================================
                                                         Statement of Operations


                                                               5/1/2001
                                                                  to
                                                              4/30/2002
                                                              ---------
Investment Income:
     Dividends                                                $ 68,582
     Interest                                                    4,472
                                                                 -----
          Total Investment Income                               73,054
Expenses:
     Advisory fees (Note 3)                                     53,015
     Transfer agent fees & accounting                           21,397
     Legal fees                                                 11,121
     Audit fees                                                 10,166
     Printing and postage expense                                7,362
     Custody fees                                                5,081
     Registration fees                                           5,000
     Administration fees                                         4,934
     Insurance expense                                           4,500
     Directors fee                                               1,026
     Other fees                                                    944
                                                                   ---
          Total Expenses                                       124,546
          Less:
         Advisory fee waiver (Note 3)                          (39,262)
         Net Expenses                                           85,284
                                                                ------
Net Investment Income / (Loss)                                 (12,230)
                                                               --------

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                        14,824
     Unrealized Appreciation (Depreciation) on Investments    (312,387)
                                                              ---------
Net Realized and Unrealized Gain (Loss) on Investments        (297,563)
                                                              ---------

Net Increase (Decrease) in Net Assets from Operations       $ (309,793)
                                                            ===========



    The accompanying notes are an integral part of the financial statements.

                                          Croft Funds Corporation
                                        CROFT-LEOMINSTER VALUE FUND
                                    STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                              For the year         For the year
                                                  ended               ended
                                             April 30, 2002       April 30, 2001
                                             --------------       --------------
Operations:
     Net investment income
         (loss)                                 (12,230)            $ 14,704
     Net realized gain (loss)
         on investment
         transactions                            14,824               82,631
     Net unrealized
         appreciation
         (depreciation) on
         investments                           (312,387)             511,878
                                               ---------             -------
     Net increase (decrease)
         in net assets
         resulting from
         operations                            (309,793)             609,213
Dividends and Distributions to Shareholders From:
     Net investment income                       (8,995)              (5,705)
     Net realized gains                         (80,441)                   0
                                                --------                  --
     Net Change in Net Assets
         from Distributions                     (89,436)              (5,705)
Capital Share Transactions:
     Proceeds From Sale of
         Shares                                 868,537              512,053
     Shares Issued on
         Reinvestment of
         Dividends                               84,659                5,474
     Cost of Shares Redeemed                   (264,555)            (547,403)
                                               ---------            ---------
Net Increase (Decrease)
  from Shareholder Activity                     688,641              (29,876)

Net Assets:
Net increase (decrease)
  in net assets                                 289,412              573,632
Beginning of year                             5,437,829            4,864,197
                                              ---------            ---------
End of year ( including
  accumulated undistributed
  net investment income of
  $0 and $8,999,
  respectively)                             $ 5,727,241          $ 5,437,829
                                            ===========          ===========

Share Transactions:
     Shares sold                                 50,426               28,418
     Shares issued on
        reinvestment of
        dividends                                 4,706                  295
     Shares redeemed                            (14,927)             (30,560)
                                                --------             --------
Net increase (decrease) in
  shares                                         40,205               (1,847)
Outstanding at beginning
  of period                                     291,775              293,622
                                                -------              -------
Outstanding at end of period                    331,980              291,775
                                                =======              =======



    The accompanying notes are an integral part of the financial statements.

================================================================================
 CROFT-LEOMINSTER VALUE FUND
================================================================================
                                                            Financial Highlights
                                                                  April 30, 2002

Selected data for a share outstanding throughout the period.

                              For the Year           For the Year          For the Year           For the Year          For the Year
                                  Ended                 Ended                  Ended                 Ended                 Ended
                            April 30, 2002         April 30, 2001        April 30, 2000         April 30, 1999        April 30, 1998
                            --------------         --------------        --------------         --------------        --------------

Net Asset Value at
  Beginning of Period          $ 18.64                $ 16.57               $ 16.65                $ 17.03               $ 13.32
Net Investment Income/(Loss)     (0.04)                  0.05                 (0.08)                 (0.04)                 0.00
Net Gains or Losses on
  Securities (Realized and
  Unrealized)                    (1.07)                  2.04                  0.00                  (0.10)                 5.49
                                 ------                  ----                  ----                  ------                 ----
    Total from Investment
        Operations               (1.11)                  2.09                 (0.08)                 (0.14)                 5.49
                                 ------                  ----                 ------                 ------                 ----

Distributions (From Net
  Investment Income)             (0.03)                 (0.02)                 0.00                   0.00                  0.00
Distributions (From Capital
  Gains)                         (0.25)                  0.00                  0.00                  (0.24)                (1.78)
                                 ------                  ----                  ----                  ------                ------
     Total Distributions         (0.28)                 (0.02)                 0.00                  (0.24)                (1.78)
                                 ------                 ------                 ----                  ------                ------

Net Asset Value at  End of
  Period                       $ 17.25                $ 18.64               $ 16.57                $ 16.65               $ 17.03
                               =======                =======               =======                =======               =======

Total Return                     (6.05)%                12.61%                (0.48)%                (0.63)%               43.14%

Ratios/Supplemental Data:
Net Assets at End of Period
  (Thousands)                  $ 5,727                $ 5,438               $ 4,864                $ 4,899               $ 5,263
Ratio of Expenses to Average
  Net Assets before
      reimbursement               2.23 %                 2.46 %                2.47 %                 2.59 %                2.75 %
Ratio of Net Investment
  Income to Average Net
  Assets before reimbursement    (0.92)%                (0.74)%               (1.01)%                (1.37)%                1.50 %
Ratio of Expenses to Average
  Net Assets after
  reimbursement                   1.50 %                 1.44 %                1.50 %                 1.50 %               (1.25)%
Ratio of Net Investment
  Income to Average Net
  Assets after reimbursement     (0.22)%                 0.28 %               (0.49)%                (0.29)%                0.00 %
Portfolio Turnover Rate          47.79 %                54.57 %               55.66 %                89.33 %               80.98 %



    The accompanying notes are an integral part of the financial statements.

                             CROFT FUNDS CORPORATION
================================================================================
================================================================================
                           CROFT-LEOMINSTER VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2002




Note 1. Organization
The Croft-Leominster Value Fund (the "Fund"), a managed portfolio of the Croft Funds Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund is one of a series of Funds of the Croft Funds Corporation, which also includes the Croft Leominster Income Fund. The Fund's investment objective is to seek growth of capital. It invests primarily (under normal market conditions, at least 65% of its total assets) in common stocks which are believed by the Manager to be undervalued and have good prospects for capital appreciation.

Note 2.  Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sales price. Investments for which have no sale is reported are valued at the last bid price. Short-term obligations having remaining maturities of 60 days or less, are valued at amortized cost. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by and under the direction of the Fund's Board of Directors.

Federal Income Taxes: The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision for income taxes is required.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and to disclosure contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Other: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for the financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Fund. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the Fund. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. General accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

Note 3. Investment Advisory Fee and Other Transactions with Affiliates The Fund retains Croft-Leominster Inc. (the "Advisor") as its Investment Advisor. Under the terms of the management agreement, the Advisor provides portfolio management and makes day-to-day investment decisions for the Fund. For its services as Advisor, the Fund pays a fee, computed daily and payable monthly at the annual rate of 0.94% of the Fund's average daily net asset value. For the year ended April 30, 2002, the Advisor earned $53,015. Through the year ended April 30, 2002, the Advisor guaranteed that the overall expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) would not exceed an annual rate of 1.50% of the Fund's average net assets. For the fiscal year ending April 30, 2002, the Advisor waived $39,262 of the advisory fee.

Pursuant to a plan of Distribution, the Fund pays a distribution fee of up to ..25% of the average daily net assets to broker-dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance. The Corporation elected to suspend the 12b-1 fee on May 1, 1999. The 12b-1 fee will be suspended into the foreseeable future; however, the Corporation reserves the right to terminate the suspension and reinstate the 12b-1 fee at any time in its sole discretion.

                            CROFT FUNDS CORPORATION
================================================================================
================================================================================
                           CROFT-LEOMINSTER VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2002
                                   (Continued)

Certain Directors and officers of the Corporation are "interested persons" (as defined in the Investment Company Act of 1940) of the Corporation. Each "non-interested" Director is entitled to receive an annual fee of $500 plus expenses for services relating to the Corporation.

Note 4. Capital Share Transactions
At April 30, 2002, there were 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation, and capital paid-in amounted to $4,682,569 for the Fund.

Note 5. Investments
For the fiscal year ended April 30, 2002, the cost of purchases and the proceeds from sales, other than short-term securities, aggregated $2,856,674 and $2,538,404, respectively. As of April 30, 2002, the gross unrealized appreciation for all securities totaled $1,490,285 and the gross unrealized depreciation for all securities totaled $451,293, for an unrealized appreciation of $1,038,992. The aggregate cost of securities for federal income tax purposes at April 30, 2002 was $4,708,732.

Note 6. Distributions to Shareholders
On December 27, 2001, the Fund paid a distribution of $0.03 per share from net investment imcome and $0.25 per share from net realized gains.

                          INDEPENDENT AUDITOR'S REPORT


To the Shareholders and
Board of Directors
Croft-Leominster Value Fund:

We have audited the accompanying statement of assets and liabilities of the Croft-Leominster Value Fund (one of a series constituting the Croft Funds Corporation), including the schedule of portfolio investments, as of April 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of April 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Croft-Leominster Value Fund of the Croft Funds Corporation as of April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/McCurdy & Associates CPA's, Inc.
-----------------------------------
McCurdy & Associates CPA's, Inc.
Westlake, Ohio
May 9, 2002

                Information Regarding Directors and Officers

The Board of Directors supervises the business activities of the Corporation. Each Director serves as a Director until the termination of the Director unless the Director dies, resigns, retires or is removed.

The following table provides information regarding each Director who is not an "interested person" of the Corporation, as defined in the Investment Company Act of 1940.

                 Principal
                 Occupation(s)
                 During last                          Other
                 five years             Number of     Directorships
Name,            and Position           Portfolios    held by           Lenth of
Age and          held with              Overseen by   Director or       Time
Address          Corporation            Director      Officer           Served
-------          -----------            --------      -------           ------
--------------------------------------------------------------------------------
Kent G. Croft,   Director, President,                 Croft- Leominster
(02/26/63),      and Secretary of the      2          Inc., Wildfowl      7
1317 Walnut Hill Corporation, President,              Trust of North    Years
Lane Ruxton MD,  Croft-Leominster, Inc.               America, St.
21204            since 1989.                          Paul's School

--------------------------------------------------------------------------------
George D.        Chairman of the
Edwards, II      Board, Partner of         2          None                7
(10/22/37)       the Omega Organization                                 Years
1016 Rolandvue   Inc. since 1995.
Baltimore MD,    President and Chief
21204            Executive Officer
                 Hottman Edwards
                 Advertising, Inc.
                 (advertising agency),
                 1971-1995

--------------------------------------------------------------------------------
Frederick S.     Director of the
Billig           Corporation. Chief        2         None                 7
(02/28/33)       Scientist and                                          Years
15020 Rolling    Associate Supervisor,
Hills Drive      Johns Hopkins University
Glenwood MD      Applied Physics Lab
21204            Since 1987; President,
                 Pyrodyne, Inc.

--------------------------------------------------------------------------------
L. Gordon Croft  Vice President of the               Croft-
(10/27/32),      Corporation. Vice         2         Leominster           7
7503 Club Road   President, Chief                    Inc.               Years
Ruxton MD,       Investment Officer and
21204            Director of Croft-
                 Leominster, Inc.
                 since 1989.

--------------------------------------------------------------------------------
Charles Jay      Director of the           2         Orion Safety
McLaughlin       Corporation. Vice                   Products             3
(09/20/62)       President Retail Sales,                                Years
28320 St.        Orion Safety Products as
Michaels Road    of January 1, 1998. Vice
Easton MD,       President Marine
21601            Division, Orion Safety
                 Products (1996-1998)
                 Attorney, Oppenheimer
                 Wolff & Donnelly (law
                 firm, 1989-1995).

--------------------------------------------------------------------------------


The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-551-0990.

                                [GRAPHIC OMITTED]


                                 1-800-746-3322

           This report is provided for the general information of the shareholders of the Croft-Leominster Value Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective
                                   prospectus.